UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2026

Culp, Inc.

(Exact name of Registrant as Specified in Its Charter)

North Carolina	1-12597	56-1001967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. English Rd 5th Floor
High Point, North Carolina		27262
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 336 889-5161

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.05 per share	CULP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This report and the exhibits attached hereto contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements. Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “will,” “may,” “should,” “could,” “potential,” “continue,” “target,” “predict”, “seek,” “anticipate,” “estimate,” “intend,” “plan,” “project,” and their derivatives, and include but are not limited to statements about expectations, projections, or trends for our future operations, strategic initiatives and plans, restructuring and integration actions, production levels, new product launches, sales, profit margins, profitability, operating (loss) income, capital expenditures, working capital levels, cost savings (including, without limitation, anticipated cost savings from restructuring actions), income taxes, SG&A or other expenses, pre-tax (loss) income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding dividends, share repurchases, liquidity, use of cash and cash requirements, ending cash balances and cash positions, borrowing capacity, investments, potential acquisitions, cash and non-cash restructuring and restructuring-related charges, expenses, and/or credits, net proceeds from restructuring related asset dispositions, future economic or industry trends, public health epidemics, or other future developments. There can be no assurance that we will realize these expectations or meet our guidance, or that these beliefs will prove correct.

Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, demand for home furnishings products, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, including changes in U.S. trade enforcement priorities, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States. Relatedly, litigation is ongoing as to whether businesses that paid tariffs that were invalidated by the U.S. Supreme Court in February 2026 may receive refunds for those tariffs, and it is uncertain whether or when the Company may receive any such refunds, which could be significant. Also, economic or political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. The impact of public health epidemics on employees, customers, suppliers, and the global economy, such as the coronavirus pandemic, could also adversely affect our operations and financial performance. In addition, the impact of potential asset impairments, including impairments of property, plant, and equipment, inventory, or intangible assets, as well as the impact of valuation allowances applied against our net deferred income tax assets, could affect our financial results. Increases in freight costs, labor costs, and raw material prices, including increases in market prices for petrochemical products, can also significantly affect the prices we pay for shipping, labor, and raw materials, respectively, and in turn, increase our operating costs and decrease our profitability. Also, our success in diversifying our supply chain with reliable partners to effectively service our global platform could affect our operations and adversely affect our financial results. Finally, the future performance of our business also depends on our ability to successfully restructure our bedding operations and return the segment to profitability as well as successfully integrate our bedding and upholstery divisions, neither of which may meet our expectations. Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A “Risk Factors” in our most recent Form 10-K and Form 10-Q reports filed with the Securities and Exchange Commission.

Many of these factors are macroeconomic in nature and are, therefore, beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from those described in this report and the exhibits attached hereto as anticipated, believed, estimated, expected, intended, planned or projected. The forward-looking statements included in this report and the exhibits attached hereto are made only as of the date of this report. Unless required by United States federal securities laws, we neither intend nor assume any obligation to update these forward-looking statements for any reason after the date of this report to conform these statements to actual results or to changes in our expectations. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur.

Additional risks and uncertainties that we do not presently know about or that we currently consider to be immaterial may also affect our business operations or financial results.

Item 2.02 Results of Operations and Financial Condition.

On March 11, 2026, we issued a news release to announce our financial results for our third quarter ended February 1, 2026. A copy of the news release is attached hereto as Exhibit 99.1.

The information set forth in this Item 2.02 of this Current Report, and in Exhibit 99.1, is intended to be “furnished” under Item 2.02 of Form 8-K. Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The news release contains adjusted income statement information for the three-month and nine-month periods ended February 1, 2026, and January 26, 2025, which disclose adjusted gross profit and adjusted income (loss) from operations, both of which are non-U.S. GAAP performance measures that eliminate items which are not expected to occur on a recurring or regular basis. For the three-month and nine-month periods ended February 1, 2026, these items include restructuring credits, restructuring-related charges, and restructuring expenses associated with the sale of our former mattress fabrics manufacturing facility in Quebec, Canada, segment integration initiatives including the transition of operations within our upholstery segment from leased locations to our owned facility in Stokesdale, North Carolina, and similar items. The company has included this adjusted information in order to show operational performance excluding the effects of items not expected to occur on a recurring or regular basis. Details of these calculations and a reconciliation to information from our U.S. GAAP financial statements are set forth in the news release. Management believes this presentation aids in the comparison of financial results among comparable financial periods. Management uses adjusted income statement information in evaluating the financial performance of our overall operations and business segments. Also, adjusted income statement information is used as a performance measure in our incentive-based executive compensation program. We note, however, that this adjusted income statement information should not be viewed in isolation or as a substitute for income (loss) from operations calculated in accordance with U.S. GAAP.

The news release contains disclosures about our net debt, which is a non-U.S. GAAP liquidity measure that we define as cash and cash equivalents (which we sometimes refer to as “cash”) plus investments that are available to fund operations minus the total amount of outstanding borrowings under our lines of credit or other debt instruments. Details of these calculations and a reconciliation to information from our U.S. GAAP financial statements are set forth in the news release. We believe this non-GAAP measure is useful to investors as it provides a way to compare our cash or debt position across periods on a consistent basis, regardless of the impact of financing activities. Also, net debt is used as a performance measure in our incentive-based executive compensation program. Net debt should not be viewed in isolation by investors and should not be used as a substitute for GAAP measures of liquidity.

The news release contains disclosures about adjusted free cash flow, a non-U.S. GAAP liquidity measure that we define as net cash (used in) provided by operating activities, less cash capital expenditures and any payments on vendor-financed capital expenditures, plus any proceeds from the sale of property, plant, and equipment, plus proceeds from note receivable, plus proceeds from the sale of investments associated with our rabbi trust, less the purchase of investments associated with our rabbi trust, and plus or minus the effects of foreign currency exchange rate changes on cash and cash equivalents, in each case to the extent any such amount is incurred during the period presented. Details of these calculations and a reconciliation to information from our U.S. GAAP financial statements are set forth in the news release. Management believes the disclosure of adjusted free cash flow provides useful information to investors because it measures our available cash flow for potential debt repayment, stock repurchases, dividends, additions to cash and investments, or other corporate purposes. We note, however, that not all of the company’s adjusted free cash flow is available for discretionary spending, as we may have mandatory debt payments and other cash requirements that must be deducted from our cash available for future use. In operating our business, management uses adjusted free cash flow to make decisions about what commitments of cash to make for operations, such as capital expenditures (and possible financing arrangements for these expenditures), purchases of inventory or supplies, SG&A expenditure levels, compensation, and other commitments of cash, while still allowing for adequate cash to meet known future commitments for cash, such as debt repayment, and also for making decisions about dividend payments and share repurchases.

The news release contains disclosures about our adjusted EBITDA, which is a non-U.S. GAAP performance measure that reflects net (loss) income excluding income tax expense (benefit), net interest income, and restructuring expense or credit and restructuring related charges or credits, as well as depreciation and amortization expense, and stock-based compensation expense. Beginning in the quarter ended November 2, 2025, we modified our presentation of adjusted EBITDA to also exclude non-cash foreign exchange impacts. We believe this change enhances investor insight into our operational performance by removing the non-cash impact of changes in foreign currency exchange rates. In order to facilitate comparisons among periods, we have applied this modified definition of adjusted EBITDA to all periods presented in the news release. This measure also excludes other non-recurring charges and credits associated with our business, if and to the extent any such amount is incurred during the period presented. Details of these calculations and a reconciliation to information from our U.S. GAAP financial statements are set forth in the news release. We believe presentation of adjusted EBITDA is useful to investors because earnings before interest income and expense, income taxes, depreciation and amortization, and similar performance measures that exclude certain charges from earnings, are often used by investors and financial analysts in evaluating and comparing companies in our industry. Also, adjusted EBITDA is used as a performance measure in our incentive-based executive compensation program. We note, however, that such measures are not defined uniformly by various companies, with differing expenses being excluded from net income to calculate these performance measures. For this reason, adjusted EBITDA should not be viewed in isolation by investors and should not be used as a substitute for net income (loss) calculated in accordance with GAAP, nor should it be used for direct comparisons with similarly titled performance measures reported by other companies. Use of adjusted EBITDA as an analytical tool has limitations in that this measure does not reflect all expenses that are necessary to fund and operate our business, including funds required to pay taxes, service our debt, and fund capital expenditures, among others. Management uses adjusted EBITDA to help it analyze the company’s earnings and operating performance, by excluding the effects of expenses that depend upon capital structure and debt level, tax provisions, and non-cash items such as depreciation, amortization and stock-based compensation expense that do not require immediate uses of cash.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	News Release dated March 11, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CULP, INC. (Registrant)

By:	/s/ Kenneth R. Bowling
Chief Financial Officer
(principal financial officer)

Dated March 11, 2026